UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2017

Date of reporting period: November 28, 2017

Kavilco Incorporated Newsletter

November 22, 2017

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral.

KAVILCO NEWS
Volume 12 Issue 2 November 2017

1000 2nd Avenue,

Suite 3320

Seattle, WA 98104

Phone: 206-624-6166

Toll Free: 800-786-9574

Fax: 206-624-8953

Field Office

One Copper Crescent Drive PO Box KXA-Kasaan Kasaan, Alaska 99924

Phone: 907-542-2214

Fax: 907-542-2215

www.kavilco.com

SHAREHOLDER CHANGE OF ADDRESS AND BANK ACCOUNT

INFORMATION FOR DIRECT DEPOSIT CAN NOW BE DONE OVER THE PHONE

making it easier to keep your information current

INSIDE THIS ISSUE

Dividend Declaration

On November 2 2017, the Board of Directors declared a cash dividend of $83.00 per share. There is a $10.00 per share of long term capital gain.

This dividend was paid to shareholders of record as of November 3, 2017. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 14, 2017.

As of November 14, 2017, Kavilco has made over fifty three million dollars in payments to shareholders; $53,987,658 dollars to be exact. We have distributed more than the entire net worth of Kavilco.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means that Kavilco Incorporated has saved shareholders $15,316,920 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is $191,461 dollars richer because Kavilco is an investment company that is exempt from federal income tax.

Louis L. Jones, Sr., President

Dividend Declaration	1
Highlights of the Annual Meeting	1

Highlights of the Annual Meeting

Kavilco’s Annual Meeting of Shareholders was held at The Landing in Ketchikan, AK and opened with a prayer by shareholder Rev. Randy Jones. The Board of Directors each introduced themselves and addressed the shareholders. President Louis L. Jones, Sr. gave welcoming remarks to the shareholders, guests, and family.

After the Chief Financial Officer’s report to shareholders (see page 3), and the announcement of the election results (page 2) the floor opened to Shareholders for questions. There were questions raised about the cost of the annual meeting and dinner

(Continued on page 2)

Annual Dinner and Auction	2
Election Results	2
CFO’s Report	3
Kavilco’s Privacy Policy	4
Annual Meeting Prize Winners	4

Volume 12 Issue 2 November 2017 Page 2

Highlights of the Annual Meeting (continued)

(Continued from page 1)

which were answered by the Chief Financial Officer who indicated the direct costs were approximately $14,000. Della Coburn also inquired about whether the Whale House was Insured by Kavilco. The Chief Financial Officer indicated that Kavilco has general liability insurance. The CFO also indicated that according to Alaska State law, that Kavilco is not responsible for anyone who gets injured that is trespassing on Kavilco land.

Election Results

Marie Miller , Ramona Hamar, and Jeane Breinig (pictured on the right) were all re-elected to the Kavilco Board of Directors and the selection of Peterson Sullivan LLP, as put forward by the Board, was also ratified.

A total of 56.81% of the vote was returned this year by shareholders. Anything under 50% will require that Kavilco hold a second Annual Meeting and may result in a lower dividend distribution to shareholders.

IT IS IMPORTANT THAT YOU VOTE EVERY YEAR!

Annual Dinner and Auction, by Louie Jones

At Kavilco Inc.’s 38th Annual Dinner halibut, prime rib and pie were on the menu and the Kasaan Haida Heritage Foundation (KHHF) auction also had many great items up for bid. One of the most exciting items up for auction was this large quilt created by Haida artist Peytan Jones.

Peytan first made a small quilt for herself using a Northwest Native American art design printed on a cloth fabric found at a quilting store. Peytan’s Mom CJ, was so impressed by her small quilt that she talked her into making a quilt for the KHHF annual auction. The auction quilt took Peytan about 20 hours to make after gathering all the materials necessary for the project. The soft side of the quilt is made of a material called “minky.”

Before the auction got underway Peytan said a few words about the quilt to potential bidders. She did a fine job and then passed the microphone off to the Auctioneer, Henry Jones.

The Auction got underway with renowned artist Stormy Hamar making the opening bid of $350.00, Peytan was so touched by Stormy’s willingness to pay that much for her quilt it brought tears to her eyes. Those tears soon started rolling down her

Haida Quilt (pictured) and Artist Peytan Lida Jones (age 17) (Continued on page 4)

with her father Henry Jones, Holding a drum made by cele- brated Haida Artist Ardath Peterson

Volume 12 Issue 2 November 2017 Page 3

Chief Financial Officer’s Report

At the annual meeting Mr. Burns stated that when interest rates were substantially higher some ten years ago, the board adopted a bond ladder strategy, that is, to invest in corporate bonds across an eight year yield curve. This reduces the reinvestment risk of having to roll over the entire bond portfolio at one time and smooths out earnings. This was a very successful strategy until the major decline in interest rates to historical lows.

When the ladder strategy was employed, long dated bonds were purchased first because their interest rates were higher than short-term bonds. Now the bonds are maturing putting added pressure on income. There is no alternative (the strategy referred to as TINA) to the bond reinvestment risk other than dividend yielding stocks. Unfortunately, maturing bond yields are substantially higher than stocks. Case in point, $1.345 million of Plains All American Pipeline bonds matured in January with a yield of 5.97%. The proceeds were reinvested in stocks with yields in the 3% to 4% range, hence lower investment income.

What is the impact on the foregoing analysis on investment income (stock dividends and interest income from corporate bonds)? Compared to June 30, 2016 Profit and Loss statement, investment earnings are down $83,238. In September investment income declined $110,879. The primary reason for the accelerated earnings decline is that starting in June of this year $3,065,000 of high yielding corporate bonds has been redeemed.

So why is there only a one dollar drop in the dividend per share (from $84 in 2016 to $83 this year) given the major decline in investment income? There was one strategy that was specifically designed for capital gains from the sales of stocks. This was highly successful, and resulted in $280,000 in capital gains. In addition, there was $120,000 in gains from equity sales and early redemption of bonds for a total of $400,000.

Investment income will continue to decline and I do not see major capital gain potential like we have had over the previous two years. Accordingly, I anticipate lower shareholder dividends in the future.

Volume 12 Issue 2 November 2017 Page 4
Kavilco’s Privacy Policy

The Company has adopted the following privacy Policy:

This Privacy Policy sets forth our policies with respect to non-public personal information of our shareholders and former shareholders. These policies apply to individuals only and may be changed at any time, provided a notice of such change is provided to you.

You may provide us from time to time with personal, non-public information about you, such as your address, your social security number, and information about your family. We do not disclose your personal non-public information to anyone, except as follows:

•        We may disclose your personal non-public information if you direct us to do so, or if we are required by applicable law to do so.

We seek carefully to safeguard your private information and, to that end, we restrict access to non-public personal information about you to those employees who need to know the information to enable us to provide services to you.

None of your personal, non-public information may be accessed by anyone on our website. This Privacy Policy will be mailed to shareholders in this annual in the fall newsletter.

Annual Meeting Prize Winners

$350 ea. Early Bird Draw

Dianne Demmert, Margaret Detemple, and Christine Sheldon

$200 ea. All Ballots Draw

Gregory Gordon, Robert Sheldon, Nettie McDaniel, Louis Jones, Jr., and William White

$100 ea. Attendees Draw

Della Coburn, Julia Coburn, Marcia Coburn, Janelle Hyatt, and Randy Jones

Elder Mary Jones and son Laird Jones holding the bear vase dedicated to the auction in honor of Willard Jones from the Bear Clan.

Annual Dinner and Auction

(Continued from page 2)

cheeks as it soon became apparent this was going to be a record setting amount for any item donated to the KHHF. Peytan said she was so pleased to see how excited people were to bid on something she made with a heart full of love and joy.

The bidding war was fast and aggressive and did not slow down until Ron Leighton bid $925.00! This was first time the auctioneer did the “$925 going once, going twice.” Mr. Chris Breinig then set the all time record and bid an even $1,000.00 for the quilt. Peytan then settled into a state of stunned silence.

Chris and Jeane Breinig hope to see the Quilt hang on the wall at the Totem Park Café in Kasaan with a plaque honoring Peytan Lida Jones for work she did in behalf of the Kasaan Haida Heritage Foundation. Chris also said this quilt is so beautiful it must be shared.

The KHHF raised over seven thousand dollars and is grateful for all the generous donations.